UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2018

AMERICAN ELECTRIC TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24575	59-3410234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6575 West Loop South, Suite 500, Bellaire, TX		77401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 832-241-6330

1250 Wood Branch Park Drive, Suite 600, Houston, TX 77079

Registrant’s Former Address

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 14, 2018 Company’s wholly-owned subsidiary, M&I Electric Industries, Inc. (the “Seller”) completed its previously announced sale of its U.S. based assets to M&I Electric, LLC, a Delaware limited liability company (the “Buyer”), an affiliate of Myers Power Products, Inc., a Delaware corporation.

The cash purchase price for the assets was $17.3 million resulting in cash proceeds at closing of approximately $10.8 million after working capital and other closing adjustments. The Buyer also assumed approximately $12.8 million of liabilities related to the assets being sold.

In connection with the closing of the asset sale the Company paid off its long term debt of $6.5 million and paid certain other expenses, including professional fees and other closing costs in connection with the sale, resulting in additional working capital of approximately $4.3 million upon completion of the transaction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2018 Charles Dauber resigned as President and Chief Operating Officer of the Company. Mr. Dauber will continue to be a director of the Company. Mr. Dauber is entitled to certain severance benefits in accordance with his employment agreement filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed May 14, 2018.

On August 14, 2018 Peter Menikoff was appointed CEO of the Company. Mr. Menikoff will continue to be Chairman of the Board of Directors of the Company. Information concerning Mr. Menikoff’s background, experience and current compensation is contained in the Company’s Definitive Proxy Statement for the 2018 Annual Meeting of Stockholders filed with the SEC on Schedule 14A on April 23, 2018 and is incorporated herein by reference.

Item 8.01	Other Events.

On August 15, 2018, the Company issued a press release announcing the closing of the M&I asset sale reported in Item 2.01 herein and the CEO transition reported in Item 5.02 herein. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b) Pro forma financial information.

Unaudited pro forma condensed financial information is filed as Exhibit 99.2 to this Form 8-K and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 15, 2017 announcing closing of the sale of the U.S. based assets of M&I Electric Industries, Inc. and the CEO transition.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN ELECTRIC TECHNOLOGIES, INC.

Date: August 20, 2018	By:	/s/ Peter Menikoff
Peter Menikoff
Chief Executive Officer